Exhibit 99.1

Yulong Eco-Materials Limited Receives NASDAQ Notification of
Non-Compliance with Audit Committee Composition

PINGDINGSHAN, China, March 21, 2017 /PRNewswire/ -- Yulong Eco-Materials Ltd. (NASDAQ: YECO) (“Yulong” or the “Company”), a vertically integrated manufacturer of eco-friendly building products located in Henan Province, today announced that on March 15, 2015 the Company received a letter from the NASDAQ Stock Market stating that due to the resignation of two directors, the Company failed to meet the requirement of a minimum of three independent directors in the audit committee pursuant to NASDAQ Marketplace Rule 5605(c)(2) (the "Independent Audit Committee Rule"). The NASDAQ letter has no immediate effect on the listing of the Company's shares.

In accordance with NASDAQ Marketplace Rule 5605(c)(4) and 5810(c)(3)(E), the Company has been provided with a cure period to regain compliance as follow:

•	until the earlier of the Company’s next annual shareholders’ meeting or February 11, 2018; or
•	if the next annual shareholders’ meeting is held before August 10, 2017, then the Company must evidence compliance no later than August 10, 2017.

If at any time during the cure period the Company submits to Nasdaq documentation, including biographies of any new directors, evidencing compliance with the rules, NASDAQ will provide written confirmation of compliance and the matter will be closed.

The Company intends to evaluate available options to resolve the deficiency and regain compliance with the Independent Audit Committee Rule.

About Yulong Eco-Materials Ltd.

Yulong Eco-Materials Ltd. (“Yulong” or the “Company”) is incorporated in Cayman Island and is located in Pingdingshan City, Henan Province, China. Yulong is the leading producer of eco-friendly fly-ash bricks and concrete in Pingdingshan. The Company has a market share of 51% in the brick market and 30% in the concrete market in Pingdingshan in both fiscal year 2014 and 2013. The Company currently owns its assets and conducts its operations through its subsidiary, Zhengzhou Xing De Enterprise Management & Consulting Co., Ltd.

Forward-Looking Statements

This press release contains forward-looking statements, particularly as related to, among other things, the business plans of the Company, statements relating to goals, plans and projections regarding the Company's financial position and business strategy. The words or phrases "plans," "would be," "will allow," "intends to," "may result," "are expected to," "will continue," "anticipates," "expects," "estimate," "project," "indicate," "could," "potentially," "should," "believe," "think," "considers" or similar expressions are intended to identify "forward-looking statements." These forward-looking statements fall within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934 and are subject to the safe harbor created by these sections. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of local, regional, and global economic conditions, the performance of management and our employees, our ability to obtain financing, competition, general economic conditions and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement.

Company Contact:

Yulong Zhu, CEO

Email: yulongeco@163.com

Website: http://www.yulongecomaterials.com